                                                                   EXHIBIT 10.11

Certain portions of this Exhibit have been deleted and filed separately with the Commission pursuant to Rule 406. (Spaces corresponding to deleted portions appear in brackets with asterisks.)

                               PURCHASE AGREEMENT


This agreement executed as of the first day of January, 1995 by and between Printware, Inc. ("Seller") and Deluxe Corporation ("Buyer").

1. Sale and Purchase of Products. During the term of this agreement Buyer agrees to purchase from Seller, upon the terms and conditions set forth herein, 1440 Electrostatic Plate Material ("plate material") as per performance specifications referenced in Schedule A entitled "Plate Material-Premium; Spec No. D802222" and/or "Plate Material - Platinum; Spec. No. D804444" attached hereto and made a part of this agreement (Products). It is understood and agreed, that during each calendar year of the term hereof, Buyer will purchase from Seller [**] rolls of plate material. Each roll of platinum-plate material will be counted as
     1.0625 rolls for calculation of total purchases.

2. Prices. During the term of this agreement, the prices for Products hereunder shall be as follows:

                                  ROLL           PRICE
DELUXE#      PRODUCT #         DIMENSIONS       PER ROLL            ORDER LEAD TIME
- -------      ---------         ----------       --------            ---------------
Q201021     802222-105      12" X 400 ft.         [**]      3 months in advance of purchase
Q201022     802222-106      14.563" X 400 ft.     [**]      3 months in advance of purchase
T201068     804444-105      12" X 425 ft.         [**]      3 months in advance of purchase
T201069     804444-106      14.563" X 425 ft.     [**]      3 months in advance of purchase


3. Shipping. Title and risk of loss shall pass to Buyer F.O.B. origin. Charges for freight from the F.O.B. point, handling and insurance are the responsibility of Buyer.

4. Term. This agreement shall (unless terminated as provided below) be in effect for the period from January 1, 1995 through December 31, 1997.


- ---------------
Brackets with asterisks correspond to deleted text that is subject to a confidential treatment request filed with the Commission pursuant to Rule 406.

5.   Termination.  This agreement may be terminated:

     a. by either party in the event of a breach of contract, upon thirty (30) days prior written notice to the breaching party unless the breach is cured within such 30-day period; or

     b. by either party upon written notice effective immediately if the other party becomes insolvent, files or has filed against it any bankruptcy petition, or makes any general assignment for the benefit of its creditors.

6. Warranty. Seller warrants to the Buyer that the Products furnished hereunder will be in full conformance to the specifications set forth in Schedule A. Buyer may at its option, return to Seller for replacement or full credit any Products which do not meet the performance specifications herein. Seller will complete corrective action within two weeks of initial contact.

7. Payment. A separate invoice shall be issued for each shipment made under this agreement. Invoices shall not be issued prior to delivery of the goods. Payment for each invoice shall be made within thirty (30) days after date of invoice. No extra charges will be allowed unless specifically agreed to in writing by Buyer. The payment of an invoice does not constitute acceptance of the goods covered by the invoice.

8. Force Majeure. Neither party shall be deemed in default if its performance or obligations hereunder are delayed or become impossible or impractical due to acts of God, war, fire, earthquake, strike, accident or acts of civil or military authority. Force Majeure events shall not include delays in transportation, shortages of material, or delays by suppliers.

9. Amendments. This agreement may be modified only by writings duly signed by authorized representatives of both parties.

10. Entire Agreement. This agreement, including the exhibits hereto, constitutes the entire agreement between Seller and Buyer with respect to the subject matter hereof, and supersedes all prior discussions, correspondence and understandings between the parties relating thereto.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PRINTWARE, INC.                              DELUXE CORPORATION

By:   /s/ Thomas W. Petschauer               By:   /s/ Jay B. Skutt
   ------------------------------------         ------------------------------

Name:   Thomas W. Petschauer   11/14/94      Name:   Jay Skutt       11/10/94
     ----------------------------------           ----------------------------

Title:   Vice President Finance and          Title:  Senior Vice President
            Administration                             Manufacturing
      ---------------------------------            ---------------------------

                                   SCHEDULE A


- ---------------------------------------------------------------------------
   PRINTWARE INC.          ENGINEERING             SPEC NO.   D802222
                          SPECIFICATION            REVISION   L
                                                   DATE       11/05/93
                                                   PAGE       1 of 10
- ---------------------------------------------------------------------------


                             PLATE MATERIAL-PREMIUM




                           PRINTWARE INC. CONFIDENTIAL




- ---------------------------------------------------------------------------
ORIGINATOR           ENGINEERING        MANUFACTURING        QUALITY

PETE KENNEDY         RICK PLIML         WAYNE DREYER         ROD CERAR
- ---------------------------------------------------------------------------

                                  SCHEDULE A


PRINTWARE, INC.

ENGINEERING SPECIFICATION

SPEC NO.  D802222
REVISION  L
DATE      11/05/93
PAGE      1 of 10



                            PLATE MATERIAL-PREMIUM


                         PRINTWARE INC. CONFIDENTIAL




ORIGINATOR       PETE KENNEDY

ENGINEERING      RICK PLIML

MANUFACTURING    WAYNE DREYER

QUALITY          ROD CERAR

PRINTWARE, INC.

ENGINEERING SPECIFICATION

SPEC NO.  D802222

                               REVISION HISTORY

REV  ECO
NO   NO      REVISION DESCRIPTION                         DATE        APP'D
- --------------------------------------------------------------------------------
 E   04367   Change speed spec                            11/18/93    Rick Pliml

 F   04748   Add surface roughness requirement            06/22/94    Rick Pliml

 G   04817   Add curl specification                       08/11/94    Rick Pliml

 H   04896   Curl changed from 1.5 inch to 2.0 inch       11/10/94    Alex Koss

 J   04926   Add specking specification                   11/17/94    Alex Koss

 K   04942   Raise density spec and change speed          12/14/94    Alex Koss
             specification

 L   04992   Change background density spec.              1/16/95     Alex Koss

PRINTWARE, INC.

ENGINEERING SPECIFICATION

SPEC NO.  D802222

                    PRINTWARE ELECTROSTATIC PLATE MATERIAL


1.0  SCOPE

This document establishes the requirements for the lithographic printing plate to be used in the Printware model 1440 ES, 1440 ZN, 1440MP and 144OEZ Platesetters.

This lithographic electrostatic printing plate consists of an offset master base paper and an electrophotographic layer. It is designed to be imaged in the Printware model 1440 ES, 1440 ZN, 1440 MP and 1440 EZ Platesetters in the following sequence.

     Charging
     Exposure by laser diode
     Liquid electrostatic toner development
     Heating to dry and fuse the toner

This printing plate will be run on commercially available manual and automatic offset presses after the plate has been with an electrostatic conversion solution.

For the purposes of periodic audits, characterization and qualification, evaluations shall be made to the limits of this document and specified reference documents.

Specified values within this specification without tolerances shall be regarded as nominal values.

PRINTWARE, INC.

ENGINEERING SPECIFICATION

SPEC NO.  D802222

2.0  REQUIREMENTS

2.1  PHYSICAL

Configuration - Rolls.

Winding - Infrared sensitive or coated side out.

Length - 400 feet

Roll Diameter - Not to exceed 7.5 inches.

Core Diameter - 3 3/4" ID, 4 1/4  OD

Roll Width - as indicated plus/minus 1/64 inch.

Core Width - Roll Width + 0 - 1/8 inch.
Width of roll; Premium grade:

Dash #    Roll Width          Rolls Per Box
- ------    ----------          -------------
- -105      12 inch                  2
- -106      14.563 inch              2

Basis Weight - 95 lb/3300 ft2, economy grade; 101 lb/3300 ft2, premium grade.

Caliper - [**], economy grade; [**], premium grade.

Surface Roughness - Not to exceed [**] as measured by a Parker Print Surf tester.

2.2  MECHANICAL

2.2.1     The plate must be compatible with all Printware model 1440
          Platesetters.

2.2.2 The plate must be acceptable to handling under normal press operating conditions.

2.2.3 The plate must work with common converters, both off-line and those that are on line with offset presses.

- ---------------
BRACKETS WITH ASTERIKS CORRESPOND TO DELETED TEXT THAT IS SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE COMMISSION PURSUANT TO RULE 406.

PRINTWARE, INC.

ENGINEERING SPECIFICATION

SPEC NO.  D802222

2.2.4     Exposure Sensitivity: 780 mm.

2.2.5     Charge acceptance: 660 Volts plus/minus 25 Volts

2.2.6     [**]

2.2.7     Laser light decay level:    30 volts

2.2.8     Conductivity: (using a Kethley cell #6105 at 500 volts)
          3.5 x 10- 7 mhos

2.4       OPERATIONAL ENVIRONMENT

Electrostatic Plate Material shall be capable of meeting all functional and performance requirements of this specification when operated within the combined environments shown without requiring any formulation adjustments.

              Ambient Temp.   Rel. Humidity    Altitude
              -------------   --------------   -----------
Storage       65 to 75 F       40% to 50%      0-8,200 ft.
Operation     50 to 90 F       30% to 70%      0-8,200 ft.
Transport     -40 to 122 F      0% to 99%      0-40,000 ft.

Store in a cool dry place in original packaging. Keep in plastic bag when not in use.

2.5       PERFORMANCE

2.5.1 The plate shall perform both as a lithographic plate and as a camera ready copy.

2.5.2     [**]
          -[**]
          -[**]
          -[**]
          -[**]
          -[**]
          -[**]
          -[**]



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CONFIDENTIAL TREATMENT REQUEST FILED WITH THE COMMISSION PURSUANT TO RULE 406.

PRINTWARE, INC.

ENGINEERING SPECIFICATION

SPEC NO.  D802222

2.5.3     [**]
          -[**]
          -[**]
          -[**]
          -[**]
          -[**]

2.5.4     Run length, premium grade = 10,000 impressions

2.5.5 Stretch, premium grade - around press cylinder, short grain orientation for rolls 12" or wider, long grain orientation for rolls under 12", [**].

2.5.6     Shelf life = 18 months.

2.5.7 Image density as a function of corona setting - The image density shall not drop more [**].

2.5.8 Image density with 804115 toner - The image density shall be a minimum of .98 when using a fresh load of 804115 toner.

2.5.9     Speed Range

               Laser Power
               (plus/minus 5%) Milliwatts

- -------------------------------------------
Maximum        [**]

Optimum        [**]

Minimum        [**]

     The speed of the material shall be referenced in test results and any customer information by the number indicated on the platesetter operator panel.





- ---------------
BRACKETS WITH ASTERIKS CORRESPOND TO DELETED TEXT THAT IS SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE COMMISSION PURSUANT TO RULE 406.

PRINTWARE, INC.

ENGINEERING SPECIFICATION

SPEC NO.  D802222

     Quality assurance testing must be done only on a properly calibrated Platesetter per Printware procedure C92-2 for the 1440 ES model or procedure C92-6 for the 1440 ZN. Laser power variation between calibrated platesetters will fall within the range indicated.

     The plate material is acceptable only if it is found to have either:

     a) [**]
     or
     b) [**]

2.5.10    Curl

As a cut plate, the material shall not curl any more than 2.0 inch. Curl is to be measured after converting the plate twice thru a Prepco TP 16 converter or equivalent. Curl is then measured by laying the plate, image up, on a flat surface table top and measuring between any edge or corner and the table surface.

2.5.11    Specking

[**]

3.0  QUALITY

3.1 Product design, material selection and manufacturing workmanship shall be in accordance with standard industry practices such that products meet Printware Inc. incoming quality requirements per paragraph 3.2 of this specification. Printware Inc. reserves the right to conduct in plant surveillance of vendor operations to assure that quality procedures comply with contractual requirements.









- ---------------
BRACKETS WITH ASTERIKS CORRESPOND TO DELETED TEXT THAT IS SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE COMMISSION PURSUANT TO RULE 406.

PRINTWARE, INC.

ENGINEERING SPECIFICATION

SPEC NO.  D802222

3.2  Incoming requirements

The indicated receiving inspection criteria shall be used to determine acceptability of lot quality levels. All inspection procedures shall be in accordance with MIL-STD-105D Normal II level.

3.3  Identification

Each roll shall have an identification number to allow traceability of its manufacture.

XXXXX - Quality Control Lot #
XX   Position across jumbo roll

# of set as taken from jumbo roll diameter

The identification number shall be stamped on the end of the roll as close to the core as possible.

Each box of plate material is to be marked with the quality control lot #.


4.0  SHIPPING AND HANDLING

Preparation for delivery shall include unit packaging capable of protecting the unit when shipped using a common commercial carrier. Printware reserves the right to test packaging to National Safe Transit Association (NSTA) to verify compliance.

Pallet size -  12" rolls:
               a. 36 rolls, 18 cartons/pallet
                    (3 tiers, 6 cartons/tier)

               14 9/16" rolls
               24 rolls, 12 cartons/pallet
                    (2 tiers, 6 cartons/tier)

Artwork master or box label to be approved by Printware, Inc.

PRINTWARE, INC.

ENGINEERING SPECIFICATION

SPEC NO.  D802222

5.0  DESIGN AND PROCESS CHANGES

Notification of any process changes, design changes or material changes that will affect fit, form or function, shall be made to Printware Purchasing Department prior to shipment of the unit. The information submitted shall include a complete description of the change and the effect the change will have on characteristics specified or unspecified of the unit. The design, materials and manufacturing process upon which approval was based, shall be the reference to which requested changes will be compared.


6.0  APPROVED VENDOR LIST

E.J. Gaisser Inc.
49 Liberty Place
Stamford, Connecticut  06902


                       E.J. Gaisser Grade Code - LT496
                             (Test Environment)

                Printware Technical Specification D802222-TAB

TEST LOCATIONS:

     1.   E.J. Gaisser (Stamford) - Quality Certifier
     2.   Printware - Quality Monitor

TEST CONDITION:

1. Imaging:         -Hardware:  Printware 1440 Platesetter
                    -Environment:  67-77 F; 35-55% RH
                    -Toner:  Printware 821630 or 804115
                    -Laser:  Calibrated per procedure C92-2 or C92-6
                    -Fuser setting 40%-80%
                    -Test Image:  Process control test image
                    -Laser dial:  0 - 999 for ES model
                            0% - 99% for ZN model

PRINTWARE, INC.

ENGINEERING SPECIFICATION

SPEC NO.  D802222

2. Conversion: -Hardware:  PrepcoTP-16 converter with an 18 rpm motor option, note that the plate must also be usable with Deluxe model 105 converter.
               -Solution:  Printware conversion solution 802239 or
                803185-TAB (no more than one week old).

3. Printing:   -Press:  AM Multigraphics Model 1850
               -Ink:  AM Multigraphics Electrostatic black ink
               -Fountain solution:  Printware fountain solution mixed by volume:
                    25 parts deionized or distilled water
                    2 parts anhydrous isopropyl alcohol
                    5 parts conversion solution
               -Stripe:  Ink from rollers to plate 3/16"
                    Plate to blanket 3/16"
                    Blanket to impression 3/16"
               -Speed: 6000 - 8000 impressions per hour
               -Paper: Mead Chief 11" x 17"
               -Plate size and press orientation:
               -Blanket wash: AM Blankrola Power Solve
               -Environment: 67-77 F, 45-55% RH

TEST SAMPLES:  -[**]

               -[**]













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CONFIDENTIAL TREATMENT REQUEST FILED WITH THE COMMISSION PURSUANT TO RULE 406.

PRINTWARE, INC.

ENGINEERING SPECIFICATION

SPEC NO.  804444
REVISION  D
DATE      9/15/94
PAGE      1 of 13







                               PRINTWARE, INC.





                                  "PLATINUM"

                      1440 ELECTROSTATIC PLATE MATERIAL






                     Part Number 804444-TAB, D804444-TAB


                         Printware, Inc. CONFIDENTIAL

ORIGINATOR        Peter Kennedy

ENGINEERING       Alex Koss

MANUFACTURING     Joe Dayton

QUALITY            Rod Cerar

PRINTWARE, INC.

ENGINEERING SPECIFICATION

SPEC NO.  804444

REV   ECO
NO    NO     REVISION DESCRIPTION                       DATE       APP'D
- --------------------------------------------------------------------------------
 A    04395  Initial Release                            9/15/94    Peter Kennedy

 B    05108  Remove reference to "Gold", change
             speed spec, change roll length             5/9/95     Alex Koss

 C    05122  Change Caliper Spec. to [**]               6/15/95    Alex Koss

 D    05313  Change solids and background density       2/19/96    Alex Koss
- ----------------
BRACKETS WITH ASTERIKS CORRESPOND TO DELETED TEXT THAT IS SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE COMMISSION PURSUANT TO RULE 406.

PRINTWARE, INC.

ENGINEERING SPECIFICATION

SPEC NO.  804444

                      PRINTWARE ELECTROSTATIC PLATE MATERIAL

1.0  SCOPE

This document establishes the requirements for the lithographic printing plate to be used in the Printware model 1440 ES, 1440 ZN, 1440 MP and 1440 EX Platesetters.

This lithographic electrostatic printing plate consists of an offset master base paper and an electrophotographic layer. It is designed to be imaged in the Printware model 1440 ES, 1440 ZN, 1440 MP and 1440 EZ Platesetters in the following sequence.

          Charging
          Exposure by laser diode
          Liquid electrostatic toner development
          Heating to dry and fuse the toner

This printing plate will be run on commercially available manual and automatic offset presses after the plate has been treated with an electrostatic conversion solution.

For the purposes of periodic audits, characterization and qualification, evaluations shall be made to the limits of this document and specified reference documents.

Specified values within this specification without tolerances shall be regarded as nominal values.

2.0  REQUIREMENTS

2.1  PHYSICAL

Configuration - Rolls.

Winding - Infrared sensitive or coated side out.

Length - 425 feet.

Roll Diameter - Not to exceed 7.5 inches.

Roll Width - as indicated plus/minus 1/64 inch.

PRINTWARE, INC.

ENGINEERING SPECIFICATION

SPEC NO.  804444

Core Width - Roll Width plus/minus 1/8 inch.

[**]

Width of roll; Platinum grade:

Dash #              Roll Width               Rolls Per Box

- -102                9 inch                        2
- -103                10 inch                       2
- -104                11 inch                       2
- -105                12 inch                       2
- -110                13 inch                       2
- -106                14.563 inch                   2
- -107                15 inch                       2
- -112                15.5 inch                     2
- -111                15.75 inch                    2
- -109                16 inch                       2

Basis Weight - 108 lb/3300 ft2.

[**]

[**]

[**]

2.2 MECHANICAL

2.2.1     The plate must be compatible with all Printware model 1440
          Platesetters.

2.2.2 The plate must be acceptable to handling under normal press operating conditions.

2.2.3 The plate must work with common converters, both off-line and those that are on line with offset presses.

- ----------------
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CONFIDENTIAL TREATMENT REQUEST FILED WITH THE COMMISSION PURSUANT TO RULE 406.

PRINTWARE, INC.

ENGINEERING SPECIFICATION

SPEC NO.  804444

2.2.4 The plate must be capable of being used with all commercial automatic press insertion devices.

2.3       MECHANICAL

2.3.1     Exposure Sensitivity: 780 nm.

2.3.2     Charge acceptance: 600 Volts plus/minus 25 Volts

2.3.3     [**]

2.3.4     Laster light decay level: plus/minus 30 Volts

2.3.5     Conductivity: (using a Keithley cell #6105 at 500 Volts)
          3.5 x 10-7 mhos

2.4       OPERATIONAL ENVIRONMENT

Electrostatic Plate Material shall be capable of meeting all functional and performance requirements of this specification when operated within the combined environments shown without requiring any formulation adjustments.

               Ambient Temp.          Rel. Humidity       Altitude

Storage        65 to 75  F              40% to 50%          0-8,200 ft.
Operation      50 to 90  F              30% to 70%          0-8,200 ft.
Transport      -40 to 122  F            0% to 99%           0-40,000 ft.

Store in a cool dry place in original packaging. Keep in plastic bag when not in use.

2.5       PERFORMANCE

2.5.1 The plate shall perform both as a lithographic plate and as a camera ready copy.

2.5.2     [**]


- ----------------------
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CONFIDENTIAL TREATMENT REQUEST FILED WITH THE COMMISSION PURSUANT TO RULE 406.

PRINTWARE, INC.

ENGINEERING SPECIFICATION

SPEC NO.  804444

     -    [**]
     -    [**]
     -    [**]
     -    [**]
     -    [**]

2.5.3     [**]
     -    [**]
     -    [**]
     -    [**]
     -    [**]

2.5.4     Run length, = 10,000 impressions

2.5.5 Stretch, - around press cylinder, short grain orientation for rolls 12" or wider, long grain orientation for rolls under 12", [**].

2.5.6     Shelf life = 18 months.

2.5.7 Image density as a function of corona setting - The image density shall not drop more than [**].

2.5.8 Image density with 804115 toner - The image density shall be a minimum of [**] when using a fresh load of 804115 toner.

2.5.9 Curl - Less than 1/2" (measured laying flat on a table, from table top up to corners of plate) after two passes through a Prepco TP-16 converter filled with Printware Conversion Solution (part #803185-001, 803185-001).

2.5.10    Speed Range

Laser Power         50k Potentiometer        Equiv. Laser
Exposure            Setting                  Power (plus/minus 5%) Milliwatts

Maximum             800                      [**]


- -------------------

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

PRINTWARE, INC.

ENGINEERING SPECIFICATION

SPEC NO.  804444

Laser Power         50k Potentiometer        Equiv. Laser
Exposure            Setting                  Power (plus/minus 5%) Milliwatts

Optimum             600                      [**]

Minimum             500                      [**]

The speed of the material shall be referenced in test results and any customer information by the number indicated on the potentiometer dial.

The equivalent laser power is given here as reference and assumes that the Platesetter laser power has been calibrated per Printware procedure C92-2 for the 1440 ES model or procedure C92-6 for the 1440 ZN. Laser power variation between calibrated platesetters will fall within the range indicated. Quality assurance testing must be done only on a properly calibrated Platesetter.

The plate material is acceptable only if the image quality is acceptable (plate per paragraph 2.5.2 and press per paragraph 2.5.3) over a laser power range of [**].

Optimum speed shall be determined by imaging the Printware process control plate and inspecting the resolution target for "even eight's". The laser power exposure is properly adjusted when the forward eight pixel line (black on white) is equal in width to the reverse eight pixel line (white on black). Line width can be accurately measured using an optical comparitor with .0005 gradations such as the Digiscope available from Byers Graphic Imaging Systems. When the proper exposure is attained, the plate material speed is indicated on the laser power potentiometer dial.

2.6  ENVIRONMENTAL

2.6.1 Waste Disposal - All materials making up the plate material shall be non-toxic, capable of normal disposal and shall be biodegradable to the maximum extent possible.

2.6.2 Ozone Protection - No ozone depleting chemicals shall be used either in the plate or in the process used to mare the plate material.




- --------------------
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CONFIDENTIAL TREATMENT REQUEST FILED WITH THE COMMISSION PURSUANT TO RULE 406.

PRINTWARE, INC.

ENGINEERING SPECIFICATION

SPEC NO.  804444

3.0  QUALITY

3.1 Product design, material selection and manufacturing workmanship shall be in accordance with standard industry practices such that products meet Printware Inc., incoming quality requirements per paragraph 3.2 of this specification. Printware Inc. reserves the right to conduct in plant surveillance of vendor operations to assure that quality procedures comply with contractual requirements.

3.2  Incoming requirements

The indicated receiving inspection criteria shall be used to determine acceptability of lot quality levels. All inspection procedures shall be in accordance with MIL-STD-105D Normal II level.

3.3  Identification

Each roll shall have an identification number to allow traceability of its manufacture.

XXXXX - Quality Control Lot #
XX   Position across jumbo roll

# of set as taken from jumbo roll diameter

The identification number shall be stamped on the end of the roll as close to the core as possible.

Each box of plate material is to be marked with the quality control lot #.

4.0  SHIPPING AND HANDLING

Preparation for delivery shall include unit packaging capable of protecting the unit when shipped using a common commercial carrier. Printware reserves the right to test packaging to National Safe Transit Association (NSTA) to verify compliance.

Pallet size -       8  - 11 rolls:
                    80 rolls, 40 cartons/pallet
                         (4 tiers, 10 cartons/tier)
                    12"-18" rolls:
                    40 rolls, 20 cartons/pallet
                         (2 tiers, 10 carton/tier)

PRINTWARE, INC.

ENGINEERING SPECIFICATION

SPEC NO.  804444

D part number  12" rolls
               36 rolls, 18 cartons/pallet
                    (3 tiers, 6 cartons/tier)
               14 9/16" rolls
               24 rolls, 12 cartons/pallet
                    (2 tiers, 6 cartons/tier)

A carton should contain only one lot number of plate material.

A skid should be packed with no more than two lot numbers total.

Artwork master for box label to be approved by Printware, Inc.

5.0  DESIGN AND PROCESS CHANGES

Notification of any process changes, design changes or material changes that will affect fit, form or function, shall be made to Printware Purchasing Department prior to shipment of the unit. The information submitted shall include a complete description of the change and the effect the change will have on characteristics specified or unspecified of the unit. The design, materials and manufacturing process upon which approval was based, shall be the reference to which requested changes will be compared.

6.0  APPROVED VENDOR LIST

E.J. Gaisser Inc.
49 Liberty Place
Stamford, Connecticut 06902

                        Digital Laser Plate Specification
                              (Test Environment)

                   Printware Technical Specification 804444-TAB

TEST LOCATIONS:

1.   E.J. Gaisser (Stamford) - Quality Certifier
2.   Printware - Quality Monitor

PRINTWARE, INC.

ENGINEERING SPECIFICATION

SPEC NO.  804444

TEST CONDITION:

1.   Imaging:  - Hardware: Printware 1440 Platesetter
               - Environment: 67-77 F; 40-50% RH
               - Toner: Printware 804115
               - Laser: Calibrated per procedure C92-2 or C92-6
               - Fuser setting 40% - 80%
               - Test Image: Process control test image

2.   Conversion:    - Hardware: Prepco TP-16 converter with an 18
               rpm motor option, note that the plate must also be usable with Deluxe model 105 converter.
                         - Solution: Printware conversion solution 802239,
               803185-TAB, 806161-TAB or 806450-TAB (no more than one week old).

3.   Printing: - Press: AM Multigraphics Model 1850
               - Ink: Multigraphics PS-274 Electrostatic black ink
               - Fountain solution: Printware fountain solution mixed by volume:
                    25 parts deionized or distilled water
                    2 parts anhydrous isopropyl alcohol
                    5 parts conversion solution
               - Stripe: Ink form rollers to plate 3/16"
                      Plate to blanket 3/16"
                      Blanket to impression 3/16"
               - Speed: 6000 - 8000 impressions per hour
               - Mead Chief Paper 11" x 17"
               - Blanket wash: AM Blankrola Power Solve
               - Environment: 67-77 F, 40-50% RH


TEST SAMPLES:

[**]




- ------------------------
BRACKETS WITH ASTERIKS CORRESPOND TO DELETED TEXT THAT IS SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE COMMISSION PURSUANT TO RULE 406.

PRINTWARE, INC.

ENGINEERING SPECIFICATION

SPEC NO.  804444

                                 MATERIAL SAFETY DATA SHEET
                                          5/30/89


                                  SECTION I - IDENTIFICATION

PRINTWARE 1440 PLATESETTER PLATE MATERIAL

Printware, Inc.
1270 Eagan Industrial Road
Eagan, MN 55121
(612) 456-1400

                    SECTION II - HAZARDOUS INGREDIENTS/IDENTITY INFO.

Hazardous Components     CAS#      OSHA  PEL ACGIH TLV  %

Zinc Oxide               1314-13-2 10 mg/m3  10 mg/m3  17%
 Total Dust Respirable

Non-Hazardous Components

Paper                    N/A       N/A       N/A       80%
Acrylic Polymer          N/A       N/A       N/A         3%

Disclaimer:
As the conditions or methods of use are beyond our control, we do not assume any responsibility and expressly disclaim any liability for any use of the material. Information contained herein is believed to be true and accurate, but all statements or suggestions are made without any warranty, expressed or implied, regarding the accuracy of the information, the hazards connected with the use of the material or the results to be obtained from the use thereof.

                              SECTION III - PHYSICAL DATA

Boiling Pont:            N/A
Vapor Pressure (mm Hg):  N/A
Vapor Density (Air = 1): N/A
Specific Gravity (H20 = 1):   N/A
Melting Point:      N/A

PRINTWARE, INC.

ENGINEERING SPECIFICATION

SPEC NO.  804444

Evaporation Rate:        N/A
Solubility in water:     Complete
Appearance and Odor:     Paper odorless

                       SECTION IV - FIRE AND EXPLOSION HAZARD DATA

Flash Point:        N/A
Flammable Limits:   N/A  LEL: N/A  UEL: N/A
Extinguishing Media:     Water
Special Fire Fighting Procedures:       Routine for paper products
Unusual Fire and Explosion Hazards:     None

                            SECTION V - REACTIVITY DATA

Stability:               Stable
Hazardous Polymerization:     Will not occur
Conditions to Avoid:          N/A

                         SECTION VI - HEALTH HAZARD DATA

Health Hazards (Acute and Chronic): Prolonged inhalation of high levels of free fine zinc oxide dust may produce symptoms known as "oxide chills" which have no recognized complications. (The zinc oxide in this product as supplied is not in free form)

Carcinogenicity:    NTP: No   IARC:     No   OSHA Regulated:     No
Signs and Symptoms of Exposure:    None
Medical Conditions Aggravated by Exposure:   None
Emergency First Aid Procedures:    None

                  SECTION VII - PRECAUTIONS FOR SAFE HANDLING AND USE

Steps to be taken in case material is released or spilled:  N/A
Waste Disposal Method:   Standard Paper Disposal
Precautions to be taken in handling and storage: Store in original packaging in a cool area (68 -72 F) 40-50% RH

PRINTWARE, INC.

ENGINEERING SPECIFICATION

SPEC NO.  804444

                       SECTION VIII - CONTROL MEASURES

Respiratory Protection:  None
Ventilation:             Local Exhaust - N/A Mechanical - None
Protective Gloves:       None
Eye Protection:          None
Other:                   None
Work/Hygienic Practices: Standard for handling paper

                       AMENDMENT TO THE PURCHASE AGREEMENT



This amendment to the Purchase Agreement is made the 12th day of December, 1995, by and between Printware, Inc. ("Seller") and Deluxe Corporation ("Buyer") and replaces Paragraph 1 of the Purchase Agreement of January 1995.

1. SALE AND PURCHASE OF PRODUCTS. During the term of this agreement Buyer agrees to order from Seller, upon the terms and conditions set forth herein, 1440 Electrostatic Plate Material ("plate material") as per performance specifications referenced in Schedule A entitled "Plate Material-Premium; Spec. No. D802222" and/or "Plate Material-Platinum; Spec No. D804444" attached hereto and made a part of this agreement (Products). It is understood and agreed, that during each calendar year of the term hereof, Buyer will order from Seller not less than 30,000 rolls of plate material. Each roll of platinum-plate material will be counted at 1.0625 rolls for calculation of total orders.

Except as set forth above, all terms and conditions of the Purchase Agreement shall remain unchanged and in full force and effect.

PRINTWARE, INC.                              DELUXE CORPORATION

BY:   /s/ Thomas W. Petschauer               BY:   /s/ Jay B. Skutt
   ------------------------------------         ------------------------------

NAME:   Thomas W. Petschauer                 NAME:   Jay Skutt
     ----------------------------------           ----------------------------

TITLE: Executive Vice President Finance      TITLE:  Chief Procurement
         and Chief Financial Officer                    Officer
      ---------------------------------            ---------------------------

DATE:      12/15/95                          DATE:        12/12/95
     ----------------------------------           ----------------------------